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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 28, 2007

                            HAMPSHIRE GROUP, LIMITED
             (Exact name of Registrant as specified in its charter)

           Delaware                      000-20201               06-0967107
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
incorporation or organization)                               Identification No.)

1924 Pearman Dairy Road Anderson, South Carolina              29625
    (Address of principal executive offices)               (Zip code)

                                 (864) 231-1200
               (Registrant's telephone number including area code)

                                 Not applicable
         (Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01.     Entry into a Material Definitive Agreement.

As of March 30, 2007, Hampshire Group, Limited (the "Company") entered into Amendment No. 5 and Waiver to Credit Agreement (the "Amendment") with respect to that certain Credit Agreement and Guaranty (the "Credit Agreement"), dated as of August 15, 2003 and amended as of December 29, 2004, November 10, 2005, August 8, 2006, October 13, 2006 and December 29, 2006, by and among the Company, the Guarantors party thereto, HSBC Bank USA, National Association, as Agent for the Banks, and the Banks named therein (the "Banks"). Pursuant to the Amendment the Banks and the Company agreed, in consideration for $25,000 and the payment of the Agent's legal fees and expenses, to (i) extend the term of the Credit Agreement to December 31, 2007 and (ii) postpone the requirement to deliver to the Banks the Company's financial statements according to the following schedule:

Report for Period Ended                     Extended Delivery Date
-----------------------                     ----------------------
December 31, 2003 (Restated)                May 31, 2007
December 31, 2004 (Restated)                May 31, 2007
December 31, 2005 (Restated)                May 31, 2007
April 1, 2006 (Restated)                    July 30, 2007
July 1, 2006                                July 30, 2007
September 30, 2006                          July 30, 2007
December 31, 2006                           July 30, 2007
March 31, 2007                              August 27, 2007
June 30, 2007                               September 24, 2007

In addition, to the extent a breach of a representation or other term of the Credit Agreement is caused by the forthcoming restatement of the Company's prior financial statements, the Banks waived compliance with such provisions as long as the restated financial statements are delivered in accordance with the schedule set forth in the table above and the restated financial statements do not demonstrate non-compliance with any financial covenant as of any test date occurring subsequent to June 29, 2006.

The Amendment is filed as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference in its entirety.

The press release announcing the Amendment and related matters is filed as
Exhibit 99.1 to this Form 8-K and is incorporated herein by reference in its entirety.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 28, 2007, the Company entered into an agreement (the "Culang Agreement") with Michael S. Culang, the Company's interim President and Chief Executive Officer, pursuant to which, upon a change of control of the Company, Mr. Culang may elect to terminate his employment with the Company and receive in lieu of any termination benefits under his current employment agreement a lump-sum amount equal to two (2) times the sum of (i) his annual base salary as of March 28, 2007 plus (ii) the total bonus amount paid by the Company to Mr. Culang


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for services performed entirely during the Company's 2006 fiscal year. If Mr.
Culang's employment with Company continues after a change of control, he will not be entitled to any payment under the terms of the Culang Agreement and any benefits payable to Mr. Culang upon a termination of employment will be governed by his current employment agreement. The Culang Agreement includes in the definition of change of control, among other things, the appointment as an executive officer of any shareholder or member of a shareholder group who owns, directly or indirectly, more than five percent (5%) of the outstanding voting securities of the Company.

The Culang Agreement is filed as Exhibit 10.2 to this Form 8-K and is incorporated by reference in its entirety.

Item 9.01.     Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

     None.

(b) Pro Forma Financial Information.

     None.


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(c) Shell Company Transactions.

     None.

(d) Exhibits.

     10.1 Amendment No. 5 and Waiver to Credit Agreement, dated as of March 30, 2007, with respect to that certain Credit Agreement and Guaranty, dated as of August 15, 2003 and amended as of December 29, 2004, November 10, 2005, August 8, 2006, October 13, 2006 and December 29, 2006, by and among the Company, the Guarantors party thereto, HSBC Bank USA, National Association, as Agent for the Banks, and the Banks named therein.

     10.2 Agreement, dated March 28, 2007, between the Company and Michael S. Culang.

     99.1 Press Release issued by Hampshire Group, Limited on March 30, 2007.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                 HAMPSHIRE GROUP, LIMITED


                                 By:  /s/ Heath L. Golden
                                    --------------------------------------------
                                    Name: Heath L. Golden
                                    Title: Vice President and General Counsel


Dated: April 1, 2007